SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2011
Infusion Brands International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, FL 33760
(Address of principal executive offices) (zip code)

(727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Preliminary Statement

On each of September 8, 2011 and November 9, 2011, Infusion Brands International, Inc. (“we” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Prior Current Reports”), with respect to oral agreements between the Company and a certain accredited investor (the “Investor”) whereby the Company agreed to sell to the Investor an aggregate of 3,500,000 shares of its Series G Convertible Preferred Stock and Series G Warrants to purchase an additional 35,000,000 shares of the Company’s common stock with an exercise price of $0.10 per share for an aggregate purchase price of $3,500,000 (the “Series G Financing”).  The securities issuable were to be issued to the Investor upon the execution of transaction documents and upon the amending of the certificate of designation of the Series G Convertible Preferred Stock.  We are filing this Current Report on Form 8-K in order to attach the transaction documents related to the Series G Financing as exhibits.

Securities Purchase Agreement

On December 14, 2011, the Company entered into a securities purchase agreement with the Investor pursuant to which the Investor purchased 3,500,000 shares of the Company’s Series G Convertible Preferred Stock (the “Preferred Stock”) and a warrant to purchase 35,000,000 shares of the Company’s common stock at a per share exercise price of $0.10 (the “Warrant” and together with the Preferred Stock, the “Securities”) for an aggregate purchase price of $3,500,000 (the “Purchase Price”), which was previously paid and disclosed in the Prior Current Reports.

The Company filed an amendment to the certificate of designation of the Preferred Stock in order to (i) increase the number of shares of preferred stock designated as “Series G Convertible Preferred Stock” to 11,500,000 shares and to (ii) amend the definition of “Special Preferred Distribution”.

The Preferred Stock is convertible into shares of the Company’s common stock at an initial exercise price of $0.10 per share, subject to adjustment. The Preferred Stock has a mandatory redemption date of June 30, 2013 (the “Redemption Date”) at which time each share of Preferred Stock outstanding on the Redemption Date shall be redeemed at a per share rate equal to $1.00 (the “Stated Value”) plus all accrued and unpaid dividends or distributions thereon. Holders of the Preferred Stock are entitled to receive a “Special Preferred Distribution” on each share of Preferred Stock held equal to (A) the sum of (1) the product of the Stated Value multiplied by 4.09565218 plus (2) all accrued but unpaid dividends, less (B) the amount of the additional dividend, if any. If the Special Preferred Distribution is not paid on or before the Redemption Date, it shall accrue interest at the rate of 8% per annum. The additional dividend is payable on June 30, 2011 if the Special Preferred Distribution has not yet been paid and is equal to the Stated Value of each share of Preferred Stock outstanding. Additionally, before any dividends shall be paid or set aside for payment on any Junior Security (as that term is defined in the Series G Preferred Stock Certificate of Designations) of the Company, each holder of the Preferred Stock shall be entitled to receive cash dividends payable on the Stated Value of Preferred Stock at a rate of 8% per annum, which shall accrue daily and paid quarterly. So long as the Preferred Stock is outstanding, the holders of the Preferred Stock shall, voting together as a separate class, be entitled to elect two directors to the Company’s board of directors.

The Warrant is exercisable for a term of ten years at an exercise price of $0.10 per share.

In addition, the Company and the Investor have entered into a registration rights agreement pursuant to which if at any time after the date of the agreement the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder a written notice of such determination and, if within fifteen days after the date of such notice, any such holder shall so request in writing, the Company shall include in such registration statement, all or any part of such Registrable Securities (as defined in the Registration Rights Agreement) such holders request to be registered.

As further consideration for above-described transaction, the Company and the Investor amended and restated their prior security agreement.  Additionally, the Investor and the Company’s wholly owned subsidiaries amended and restated both their prior subsidiary guarantee and guarantor security agreement.

The foregoing is not a complete summary of the terms of the private placement described in this Item 1.01 and reference is made to the complete text of the Purchase Agreement, the amendment to the Series G Convertible Preferred Stock Certificate of Designation, the Warrant, the Registration Rights Agreement, the  Second Amended and Restated Security Agreement, the Second Amended and Restated Subsidiary Guaranty and the Second Amended and Restated Guarantor Security Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Item 3.02 Unregistered Sale of Equity Securities

The information included in  Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.   The Preferred Stock and the Warrants were sold and issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement
10.2	Amendment to Series G Convertible Preferred Stock Certificate of Designations
10.3	Form of Series G Warrant
10.4	Registration Rights Agreement
10.5	Second Amended and Restated Security Agreement
10.6	Second Amended and Restated Subsidiary Guaranty
10.7	Second Amended and Restated Guarantor Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infusion Brands International, Inc.

Dated: December 20, 2011	By:	/s/ Mary B Mather
	Name:	Mary B Mather
	Title:	Chief Financial Officer